Net Loss Per Common Share	9 Months Ended
Sep. 30, 2018
Earnings Per Share [Abstract]
Net Loss Per Common Share

The basic loss per share is calculated by dividing our net loss available to common shareholders by the weighted average number of common shares during the period. The diluted loss per share is calculated by dividing our net loss by the diluted weighted average number of shares outstanding during the period. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. We have 333,573 and 0 shares issuable upon the exercise of warrants and options and 20,798,618 and 7,576,778 shares issuable upon the conversion of convertible notes that were not included in the computation of dilutive loss per share because their inclusion is antidilutive for the interim periods ended September 30, 2018 and 2017, respectively.